SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                 March 15, 2004
                                                                 --------------


                         INTERSTATE BAKERIES CORPORATION
                         -------------------------------
             (Exact name of Registrant as specified in its charter)

Delaware                        1-11165                    43-1470322
-------------------------------------------------------------------------
(State or other Jurisdiction    (Commission File Number)   (I.R.S. Employer
of Incorporatino)                                          Identification No.)




12 East Armour Boulevard, Kansas City, Missouri                     64111
-------------------------------------------------------------------------
      (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code    (816) 502-4000
                                                      --------------

-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure

      On March 15, 2004, Interstate Bakeries Corporation issued a press release announcing the decision to close its bakery in San Pedro, California. The full text of the press release is furnished as an exhibit to this report on Form 8-K.

Item 7.    Financial Statements and Other Exhibits

      (c)  Exhibits

      Exhibit No.         Description
      -----------         -----------

      Exhibit 99 Interstate Bakeries Corporation press release dated March 15, 2004.

                                     *         *         *

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               INTERSTATE BAKERIES CORPORATION


Date: March 15, 2004
                               By:  /s/ James R. Elsesser
                                    ------------------------------------
                                    James R. Elsesser
                                    Chairman and Chief Executive Officer

                                 EXHIBIT INDEX
                                 -------------


      Exhibit No.         Description
      -----------         -----------

      Exhibit 99 Interstate Bakeries Corporation press release dated March 15, 2004.